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EXHIBIT 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 905 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Georges Benarroch, President and Chief Executive Officer of Osprey Gold Corp.., a Nevada corporation (the "Company"), do hereby certify, to the best of my knowledge, that:

(1) the Company's Quarterly Report on Form 10-QSB for the NINE MONTHS ENDED DECEMBER 31, 2006, as filed with the Securities Exchange Commission on the date hereof (the "Report") fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

                                        Date: November 15, 2006


                                        By: /s/ Georges Benarroch
                                            ------------------------------------
                                            Georges Benarroch
                                            Acting President & Chief Executive
                                            Officer And Acting Chief Financial
                                            Officer


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